SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

IBERIABANK CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 27, 2015

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of IBERIABANK Corporation to be held at IBERIABANK, 601 Poydras Street, 21st Floor/Conference Room 1, New Orleans, Louisiana, on March 31, 2015, at 1:00 p.m., Central Time.

As a shareholder, you are being asked to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million.

The matters to be considered by shareholders at the Special Meeting are described in the accompanying materials. Directors and officers of IBERIABANK Corporation will be present to respond to any questions shareholders may have.

The vote required to approve the proposed amendment to our Articles of Incorporation is the affirmative vote of a majority of the outstanding shares of our common stock.

The Board of Directors welcomes and appreciates the interest of all our shareholders in IBERIABANK Corporation’s affairs, and encourages those entitled to vote at the Special Meeting to take the time to do so. We hope you will attend the Special Meeting, but whether or not you expect to be personally present, please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the Special Meeting.

Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of IBERIABANK Corporation, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet), or by voting in person at the Special Meeting. If you attend the Special Meeting, you will be able to vote in person should you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

Your vote is very important to us. We appreciate your prompt attention to this matter, and your continued support of and interest in IBERIABANK Corporation.

Sincerely,

Daryl G. Byrd

President and Chief Executive Officer

Phone 337-521-4012 • FAX 337-521-4021 • 200 West Congress Street • Post Office Box 52747 • Lafayette, LA 70505-2747

IBERIABANK CORPORATION

200 West Congress Street

Lafayette, Louisiana 70501

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2015

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of IBERIABANK Corporation (the “Corporation”) will be held at IBERIABANK, 601 Poydras Street, 21st Floor, Conference Room 1, New Orleans, Louisiana 70130, on March 31, 2015, at 1:00 p.m., Central Time (the “Meeting”), for the purpose of considering and acting on the following:

1.	Approval of a proposed amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $1.00 per share, from 50 million to 100 million; and

2.	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 20, 2015, are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Robert B. Worley, Jr.

Secretary

Lafayette, Louisiana

February 27, 2015

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on March 31, 2015

This Notice and Proxy Statement are available electronically at

http://www.iberiabank.com/SpecialProxy

Whether or not you expect to attend the Meeting, please vote by Internet, or telephone, or complete the enclosed proxy and return promptly in the envelope provided. If you vote by Internet or telephone, use the instructions on the enclosed proxy card. If you attend the Meeting, you may vote either in person or by proxy. Any proxy previously executed may be revoked by you in writing or in person at any time prior to its exercise.

IBERIABANK CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

March 31, 2015

This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by the board of directors for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 31, 2015, and at any adjournments or postponements thereof.

Your proxy will be voted in the manner you specify if you vote properly and timely by the Internet or telephone, or if you complete and return the enclosed proxy card. You may revoke your proxy by notifying our secretary in writing, by delivering a properly executed proxy of later date (either in writing, telephonically or via the Internet) to the secretary at or before the Special Meeting, or by voting in person at the meeting.

This proxy statement was mailed to each shareholder of record at the voting record date, on or about February 27, 2015.

VOTING

Record Date

At the close of business on February 20, 2015, the record date for the Special Meeting, we had 33,560,780 shares of common stock, par value $1.00 per share, referred to herein as “common stock,” outstanding and entitled to vote. On each proposal presented for a vote at the Special Meeting, each shareholder is entitled to one vote per share of common stock held as of the record date. As of the record date, our directors and executive officers held 1,297,195 shares of common stock entitled to vote at the Special Meeting, or approximately 3.82% of all outstanding shares of common stock, and we believe that all of these shares will be voted in favor of the proposed amendment to our Articles of Incorporation.

Quorum Requirements

A quorum for the purposes of all matters to be considered and voted on shall consist of shareholders representing, in person or by proxy, a majority of our total voting power. If less than a majority of the outstanding shares of common stock is represented at the Special Meeting, the shares so represented may adjourn the Special Meeting to another date, time or place.

Abstentions and “broker non-votes” will be considered present for purposes of determining a quorum, but only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e., in “street name”) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Votes Required; Effect of Abstentions and Broker Non-Votes

The affirmative vote of the holders of a majority of our outstanding shares of common stock is required to approve the proposed amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 50 million to 100 million.

An abstention does not count as an affirmative vote and has the effect of a vote against the proposal. Because applicable rules consider this amendment to be “routine,” a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner. If a broker does not exercise this authority and because approval of the proposed amendment is based on a percentage of the Corporation’s shares of common stock outstanding, such a broker non-vote will also have the effect of a vote against the proposal.

Our board of directors urges shareholders to promptly vote by completing, dating and signing the accompanying proxy card and to return it promptly in the enclosed postage-paid envelope, or, if you hold your stock in “street name” through a bank or broker, by contacting your bank or broker and following the voting instructions of your bank or broker. We encourage you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice. You may also vote by Internet or telephone.

Any other matter that may be properly submitted to shareholders will be determined by a majority of the votes actually cast at the Special Meeting, either by proxy or in person. Abstentions and broker non-votes will not be counted and will have no effect.

Confidential Voting

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Corporation or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

PROXIES

We are furnishing this proxy statement and the accompanying proxy card in connection with the solicitation by our board of directors of proxies from our shareholders for use at the Special Meeting.

In addition to this solicitation by mail, our directors, officers and other employees, without additional compensation, may solicit proxies in favor of the proposal if deemed necessary, by personal contact, letter, telephone or other means of communication. We have retained Georgeson, Inc. to assist in the solicitation of proxies for a fee of approximately $8,500, plus reimbursement for out-of-pocket expenses actually incurred. We will request that brokers, nominees and other custodians and fiduciaries forward proxy solicitation materials to the beneficial owners of the shares of common stock where appropriate, and we will reimburse them for their reasonable expenses incurred in connection with such transmittals. We will bear the costs of solicitation of proxies for the Special Meeting.

How You Can Vote

Whether you hold shares in your own name, in street name, through the IBERIABANK Corporation Retirement Savings Plan or through the Teche Federal Bank Employee Stock Ownership Plan, you may vote or direct your vote without attending the Special Meeting, by granting a proxy or vote authorization.

Participants in our Retirement Savings Plan and the Teche Federal Bank Employee Stock Ownership Plan (collectively, the “Plans”) will receive a vote authorization form for the common stock owned through the Plans. If you hold shares as a participant in one of the Plans and you do not provide the Plan trustee with voting instructions on any matter (either by not returning a vote authorization form or not voting by phone or online, or due to incomplete voting instructions) and you do not authorize a vote in person at the Special Meeting, your shares will be voted in the same proportion as the shares for which voting instructions were provided to the trustee by other participants. The vote authorization form will serve as voting instructions for trustees of the Plans.

If you are a holder of record of the Corporation’s common stock, you may vote in person at the Special Meeting. We will give you a ballot at the Special Meeting.

If you do not wish to vote in person, or if you will not be attending the Special Meeting, you may vote by proxy. If you received a printed copy of these proxy solicitation materials by mail, you may vote using the enclosed proxy card or vote authorization form (as applicable), vote by proxy on the Internet, or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy or authorize a vote using the enclosed proxy card or vote authorization form (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card or vote authorization form and return it promptly in the envelope provided;

•	To vote by proxy or authorize a vote on the Internet, go to www.investorvote.com/IBKC to complete an electronic proxy card or vote authorization form. You will need the 15-digit Control Number included on your proxy card or vote authorization form; or

•	To vote by proxy or authorize a vote over the telephone, dial 1-800-652-VOTE (8683) (the toll-free phone number listed on your proxy card or vote authorization form under the heading “Vote by Telephone”) using a touch-tone phone. You will need the 15-digit Control Number included on your proxy card or vote authorization form.

You may vote or authorize a vote on the Internet or by telephone any time prior to 1:00 a.m., Central Time, on March 31, 2015.

We provide Internet proxy voting and vote authorization to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

For shares held in street name, you should follow the voting directions that your broker or nominee provides. You can complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions, your broker or nominee will vote your shares as you direct.

If you choose to vote at the Special Meeting, and:

•	you are a registered shareholder of record or hold shares in one of the Plans, you should bring the enclosed proxy card or vote authorization form (as applicable) and proof of identity; or

•	you hold your shares in street name, you must obtain and bring a broker representation letter in your name from your bank, broker or other holder of record and proof of identity.

At the appropriate time during the Special Meeting, we will ask the shareholders present whether anyone wishes to vote in person. You should raise your hand to receive a ballot to record your vote.

Even if you plan to attend the Special Meeting, we encourage you to vote in advance of the Special Meeting, by telephone, Internet or mail, so your vote will be counted if you later decide not to attend.

All proxies properly voted by telephone or on the Internet and all properly executed proxy cards and vote authorization forms that are delivered to us (and not later revoked) will be voted at the Special Meeting in accordance with the directions given. In voting with regard to the proposal, you may vote for or against the proposal, or abstain from voting. You should specify your choices on the proxy card or vote authorization form.

IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL LISTED ON THE PROXY CARD.

IF YOU DO NOT RETURN YOUR VOTE AUTHORIZATION FORM, NO INSTRUCTION IS SPECIFIED OR THE VOTE AUTHORIZATION FORM IS RETURNED SIGNED WITHOUT INSTRUCTIONS, THE VOTE AUTHORIZATION FORM WILL BE VOTED IN PROPORTION TO THE MANNER IN WHICH OTHER PARTICIPANTS HAVE VOTED THEIR INTERESTS, SUBJECT TO THE DETERMINATION THAT SUCH A VOTE IS FOR THE EXCLUSIVE BENEFIT OF PLAN PARTICIPANTS AND BENEFICIARIES.

The form of proxy and vote authorization form confer discretionary authority on the persons named therein and the trustee, respectively, with respect to matters incident to the conduct of the Special Meeting and with respect to any other matter presented to the Special Meeting, if notice of such matter has not been delivered to us in accordance with our Articles of Incorporation. Except for procedural matters incident to the conduct of the Special Meeting, we do not know of any other matter that may come before the Special Meeting. If any other matter is properly brought before the Special Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies as determined by a majority of the board of directors. If any other matter is properly brought before the Special Meeting as to which the vote authorization form confers discretionary authority, the trustee will vote participants’ interests in a manner intended to represent the best interest of participants and beneficiaries of the Plans.

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation currently authorize the issuance of up to 50 million shares of common stock. As of February 20, 2015, a total of 41,809,407 shares of common stock were issued and outstanding, reserved for issuance and estimated to be issued in pending acquisitions, as described below:

•	33,560,780 shares were issued and outstanding;

•	848,627 shares were reserved for issuance under stock incentive plans; and

•	approximately 7,400,000 shares in the aggregate are currently estimated to be issued in the Corporation’s pending acquisitions of Florida Bank Group, Inc., Old Florida Bancshares, Inc. and Georgia Commerce Bancshares, Inc.

As a result, as of February 20, 2015, approximately 8,190,593 shares of common stock were available for future issuance.

As of the date of this proxy statement and except as described above, we have no understandings, agreements or commitments to issue common stock or to reserve additional common shares for issuance under equity compensation plans.

Our board of directors considered the limited number of available common shares and voted to adopt, subject to the approval of a majority of the outstanding shares of common stock, an amendment to the Articles of Incorporation increasing the authorized shares of common stock from 50 million shares to 100 million shares.

The board of directors believes that it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with acquisitions and mergers, public or private financing, and various general corporate programs and purposes.

We may from time to time consider acquisitions and mergers as opportunities arise, stock splits and public or private financings to provide us with capital, any or all of which may involve the issuance of additional shares of common stock or securities convertible into shares of common stock. It is widely expected that consolidation of the financial institution industry will continue and may accelerate. Also, additional shares of common stock may be necessary to meet anticipated future obligations of our stock-based compensation and employee benefit plans, under which we may grant future equity awards to our officers, other employees and directors. We believe that these benefit plans are critical to retaining our current management team and attracting additional management talent.

The board of directors believes that having the authority to issue additional shares of common stock will avoid the possible delays and significant expense of calling and holding an additional special meeting of shareholders to increase the authorized common shares at a later date and will enhance its ability to respond promptly to opportunities for acquisitions, mergers, stock splits and additional financings. Such a delay may result in our inability to consummate a desired transaction under a required deadline. By having additional common shares authorized, we can be prepared to act quickly as opportunities arise.

If the proposed amendment to our Articles of Incorporation is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the board of directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations. Because our common stock is traded on the Nasdaq Global Select Market, shareholder approval must be obtained, under applicable Nasdaq rules, prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of the then outstanding shares of common stock or voting power in connection with a private financing or an acquisition or merger. In addition, under both the Louisiana Business Corporation Act and NASDAQ rules, the Corporation’s shareholders must approve a share issuance in connection with an individual merger or acquisition which is greater than 20% of the voting power of the Corporation on a pre-transaction basis.

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional 50 million shares to be authorized will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently authorized issued and outstanding. Shareholders do not have preemptive rights to subscribe for or purchase additional shares of common stock. Accordingly, the issuance of additional shares of common stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of shareholders at the time of issuance.

The full text of the proposed amendment to our Articles of Incorporation is attached as Appendix A to this proxy statement.

If the proposed amendment is approved, the number of authorized shares of common stock will be increased and the board of directors will have the right to issue, without further shareholder approval, an additional 50 million shares of common stock. If approved, the proposed amendment will be effective upon the filing of articles of amendment with the Secretary of State of the State of Louisiana promptly after the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables include, as of the record date (February 20, 2015), certain information as to the common stock beneficially owned by:

•	persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of our common stock;

•	our directors;

•	our Named Executive Officers identified in the Summary Compensation Table elsewhere herein; and

•	all of our directors and executive officers as a group.

	Common Stock Beneficially Owned as of December 31, 2014
Name and Address of Beneficial Owner	Amount	Percentage
The Vanguard Group, Inc. (1) 100 Vanguard Blvd. Malvern, PA 19355	1,937,778	5.79%

BlackRock, Inc. (2) 40 East 52nd Street New York, NY 10022	1,812,083	5.40%

State Street Corporation (3) State Street Financial Center One Lincoln Street Boston, MA 02111	1,778,226	5.30%

(1)	As reported on Schedule 13G/A, dated as of February 9, 2015, and filed with the SEC on February 10, 2015, The Vanguard Group, Inc., a Pennsylvania corporation, has sole voting power with respect to 44,974 shares, sole dispositive power with respect to 1,895,004 shares and shared dispositive power with respect to 42,774 shares. Vanguard Fiduciary Trust Company and Vanguard Investments Australian, LTD, each a wholly owned subsidiary of The Vanguard Group, are the beneficial owners of 42,774 shares and 2,200 shares, respectively, as a result of serving as investment managers of collective trust accounts and Australian investment offerings, respectively.
(2)	As reported on Schedule 13G/A, dated as of January 12, 2015 and filed with the SEC on February 2, 2015, BlackRock, Inc., a Delaware corporation, has sole voting power with respect to 1,739,457 shares and sole dispositive power with respect to 1,812,083 shares.
(3)	As reported on Schedule 13G, dated as of February 11, 2015, and filed with the SEC on February 12, 2015, State Street Corporation, a Massachusetts corporation, has shared voting power and shared dispositive power with respect to 1,778,226 shares.

	Common Stock Beneficially Owned as of Record Date (1) (2) (3) (4)
	Amount		Percentage
Directors:

Elaine D. Abell	53,108	(5)	*
Harry V. Barton, Jr.	28,771		*
Ernest P. Breaux, Jr.	32,048		*
Daryl G. Byrd	407,009		1.21%
John N. Casbon	11,323		*
Angus R. Cooper, II	42,000		*
William H. Fenstermaker	62,093	(5)	*
John E. Koerner, III	6,500		*
O. Miles Pollard, Jr.	10,713	(5)	*
E. Stewart Shea, III	82,845	(5)	*
David H. Welch	9,276		*

Named Executive Officers who are not directors:

Anthony J. Restel	80,369		*
Michael J. Brown	183,696		*
John R. Davis	103,921		*
Jefferson G. Parker	74,566		*
All directors and executive officers as a group (20 persons)	1,297,195		3.82%

*	Represents less than 1% of the outstanding common stock.
(1)	Unless otherwise indicated, shares are held with sole voting and dispositive power.
(2)	Includes shares of common stock owned directly by directors and executive officers, as well as shares held by their spouses, minor children and trusts of which they are trustees. Also includes shares held under a power of attorney and shares allocated to the accounts of participants in our Retirement Savings Plan.
(3)	Includes all shares that may be acquired upon the exercise of stock options, including those vesting within 60 days of the record date, as follows: 175,722 shares by Mr. Byrd; 38,415 shares by Mr. Restel; 65,167 shares by Mr. Brown; 42,036 shares by Mr. Davis; 28,553 shares by Mr. Parker; and 386,775 shares by all directors and executive officers as a group.
(4)	Includes unvested restricted shares that may be voted by the following persons: 55,233 shares by Mr. Byrd; 16,097 shares by Mr. Restel; 20,339 shares by Mr. Brown; 15,465 shares by Mr. Davis; 23,468 shares by Mr. Parker; and 197,070 shares by all directors and executive officers as a group.
(5)	Includes the following shares of common stock pledged as security for loans from unaffiliated parties as of December 31, 2013: Ms. Abell – 11,259 shares; Mr. Pollard – 6,650 shares; Mr. Shea – 7,714 shares; Mr. Fenstermaker – 20,086 shares.

In addition to beneficial ownership of common stock, some of our executive officers hold shares of “phantom stock” that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risks as common stock. The value of these phantom shares is the same as the value of the corresponding number of shares of common stock. As of the record date, executive officers named in the security ownership table hold a pecuniary interest in the following number of shares of phantom stock: 32,911 shares by Mr. Byrd; 9,612 shares by Mr. Restel; 12,596 shares by Mr. Brown; 9,407 shares by Mr. Davis; 13,175 shares by Mr. Parker; and 109,266 shares by all executive officers as a group.

Pursuant to the Amended and Restated 2010 Stock Incentive Plan (the “Stock Incentive Plan”), the Compensation Committee may, among other things, award restricted share units payable in shares of common stock that vest upon attainment of one or more performance measures (“RSUs”) to key employees. Upon the terms and conditions of the Stock Incentive Plan and the RSU Agreement, on February 20, 2015, the Compensation Committee awarded RSUs that vest based on satisfaction of the conditions set forth in the RSU Agreement to the Named Executive Officers as follows:

Name	Number of Shares or Units of Stock
Daryl G. Byrd	6,668
Anthony J. Restel	1,723
Michael J. Brown	2,321
John R. Davis	1,617
Jefferson G. Parker	1,705

Each RSU represents the right to receive one share of Company common stock, subject to the terms and conditions set forth in the Stock Incentive Plan and the RSU Agreement.

Following the end of the three-year performance period, but prior to March 1, 2018, the Compensation Committee will determine the percentage of the target award value that will vest, which will be between 0% and 200% of the target award value. Payout of the vested RSUs will be effective on March 1, 2018. Any remaining unvested RSUs will be immediately forfeited.

Pursuant to the Stock Incentive Plan, the Compensation Committee may also award performance units representing shares of the Company’s common stock, payable in cash that vest upon attainment of one or more performance measures to key employees (“Performance Units”). Upon the terms and conditions of the Stock Incentive Plan and the Performance Unit Agreement, on February 20, 2015, the Compensation Committee awarded Performance Units that vest based on satisfaction of the conditions set forth in the Performance Unit Agreement to the Named Executive Officers as follows:

Name	Number of Shares or Units of Stock
Daryl G. Byrd	6,668
Anthony J. Restel	1,723
Michael J. Brown	2,321
John R. Davis	1,617
Jefferson G. Parker	1,705

Following the end of the one-year performance period, but prior to March 1, 2016, the Compensation Committee will determine the percentage of the target award Performance Units that will be eligible to vest, which will be between 0% and 100% of the target award Performance Units (the “Actual Award”). The Performance Units representing the difference between the target Performance Unit Award and the Actual Award will be immediately forfeited. The Actual Award units will vest over three years in equal installments on March 1st following the first and through the third anniversary of the grant date.

The value of the shares on the grant date of each of the Performance Unit Awards was $62.57 per share.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials relating to the 2015 annual meeting of shareholders must have been in compliance with Rule 14a-8 under the 1934 Act and must have been received at our principal executive offices, 200 West Congress Street, Lafayette, Louisiana 70501, Attention: Robert B. Worley, Jr., Secretary, no later than December 8, 2014. With respect to the 2015 annual meeting, if we were not provided notice of a shareholder proposal by such date, it will not be included in our proxy statement and form of proxy.

Shareholder proposals which are not submitted for inclusion in our proxy materials may be brought before an annual meeting pursuant to Article 9D of our Articles of Incorporation, which provides that the shareholder must give timely notice thereof in writing to our Secretary, setting forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the shareholder proposing such business and, to the extent known, any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of our capital stock which are beneficially owned by the shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal (other than interests which all shareholders would have). To be timely with respect to the annual meeting of shareholders to be held in 2015, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, or March 6, 2015. With respect to the 2015 annual meeting, if we have not received a shareholder’s notice by such date, proxy holders will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

OTHER MATTERS

Management is not aware of any business to come before the Special Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting as to which proxies in the accompanying form confers discretionary authority, the persons named therein will vote such proxies as determined by a majority of the board of directors.

By Order of the Board of Directors

Robert B. Worley, Jr.

Secretary

Lafayette, Louisiana

February 27, 2015

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on March 31, 2015

This Notice and Proxy Statement are available electronically at

http://www.iberiabank.com/SpecialProxy

APPENDIX A

The board of directors of IBERIABANK Corporation (the “Corporation”) has duly adopted the following resolution amending Article 4.A. of the Articles of Incorporation:

RESOLVED, that having determined that an increase in the authorized Common Stock to 100,000,000 shares is in the best interest of the Corporation and its shareholders, and subject to consideration by and approval of the Corporation’s shareholders, Article 4.A. be amended to read as follows:

A. AUTHORIZED AMOUNT. The total number of shares of capital stock which the Corporation has authority to issue is 105,000,000, of which 5,000,000 shall be serial preferred stock, par value $1.00 per share (hereinafter the “Preferred Stock”), and 100,000,000 shall be common stock, par value $1.00 per share (hereinafter the “Common Stock”). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of stockholders. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefore.

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IBERIABANK Corporation™

Admission Ticket

C123456789

IMPORTANT SPECIAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
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DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 31, 2015.

Vote by Internet

- Go to **www.investorvote.com/IBKC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Special Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal — The Board of Directors recommends a vote FOR the proposed amendment to the Articles of Incorporation.

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	For	Against	Abstain
1. An amendment to IBERIABANK Corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Special Meeting Admission Ticket Special Meeting of IBERIABANK Corporation Shareholders March 31, 2015, 1:00 PM Local Time 601 Poydras Street, 21st Floor, Conference Room 1 New Orleans, Louisiana 70130 Upon arrival, please present this admission ticket and photo identification at the registration desk. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy —— IBERIABANK Corporation Notice of Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting —— March 31, 2015 John N. Casbon and E. Stewart Shea,iii, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of IBERIABANK Corporation to be held on March 31, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as specified. If no such directions are indicated, this proxy will be voted FOR the Proposal. If any other business is presented as to which this proxy confers discretionary authority, this proxy will be voted as determined by a majority of the Board of Directors. You may revoke this proxy at any time before the time it is voted at the Special Meeting. (Items to be voted appear on reverse side.)

. MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 IMPORTANT SPECIAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE            SACKPACK            000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week! ADD 1 ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy. ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 1:00 a.m., Central Time, on March 31, 2015. Vote by Internet • Go to www.investorvote.com/IBKC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. IBERIABANK Corporation Retirement Savings Plan and Teche Federal Bank 1234 5678 9012 345 Employee Stock Ownership Plan Vote Authorization Form qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposal — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL. + For Against Abstain I. An amendment to IBERIABANK Corporation’s Articles of Incorporation to increase the number of shares of common stock authorized under the Articles of Incorporation from 50 million to 100 million. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please complete, sign, date and submit this form to Computershare, in the enclosed postage-paid envelope as soon as possible. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1UPX 2259623 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 0207KC

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — IBERIABANK CORPORATION RETIREMENT SAVINGS PLAN AND TECHE FEDERAL BANK EMPLOYEE STOCK OWNERSHIP VOTE AUTHORIZATION FORM Solicited on behalf of the Trustees of the IBERIABANK Corporation Retirement Savings Plan and the Teche Federal Bank Employee Stock Ownership Plan I understand that I have the right to direct the IBERIABANK Corporation Retirement Savings Plan and the Teche Federal Bank Employee Stock Ownership Plan (collectively, the “Plans”) trustees (the “Trustee”) to vote my proportionate interest in the common stock of IBERIABANK Corporation held in my Plan accounts. I have been advised that my voting instructions are solicited for the Special Meeting of Shareholders of IBERIABANK Corporation to be held at 601 Poydras Street, 21st Floor, Conference Room 1, New Orleans, Louisiana on Tuesday, March 31, 2015, at 1:00 p.m., Central Time, or an adjournment or postponement thereof (the “Special Meeting”). I hereby direct the Trustee to vote my shares as follows: If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Plan. At the present time, the Company knows of no other business to be brought before the Special Meeting. The Trustee is hereby directed to vote my proportionate interest in the common stock of IBERIABANK Corporation in my Plan account as indicated above. If I do not return this form in a timely manner, no instruction is specified or the form is returned signed without instruction, shares representing my interest in said plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Special Meeting and Special Meeting Proxy Statement, dated February 27, 2015.

. IBERIABANK CORPORATION CONFIDENTIAL IBERIABANK CORPORATION RETIREMENT SAVINGS PLAN AND TECHE FEDERAL BANK EMPLOYEE STOCK OWNERSHIP PLAN VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEES OF THE IBERIABANK CORPORATION RETIREMENT SAVINGS PLAN AND TECHE FEDERAL BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR THE SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 31, 2015 Shares of common stock of IBERIABANK Corporation (the “Company”) are held by the Retirement Savings Plan and Teche Federal Bank Employee Stock Ownership Plan (the “Plans”) in the participants’ accounts. In accordance with the Plans’ documents, shares of the Company’s common stock held by the Plan are eligible to be counted toward the shareholder vote at the Company’s Special Meeting of Shareholders to be held at 601 Poydras Street, 21st Floor, Conference Room 1, New Orleans, Louisiana, on Tuesday, March 31, 2015, at 1:00 p.m., local time (the “Meeting”). Therefore, as a participant in the Plans with an investment in shares of Company common stock as of February 20, 2015, the record date for the Special Meeting, you are eligible to direct the vote of your proportionate share of the Company common stock held in the Plans. The 2015 Special Meeting Proxy Statement of the Company is available at www.iberiabank.com by selecting Investor Relations at the top of the page. The Principal Trust Company is the trustee of the Retirement Savings Plan. Greg Rizzuto, Benefits and Recruiting Director of IBERIABANK, is the trustee of the Teche Federal Bank Employee Stock Ownership Plan. The Trustees are directed to vote those shares of the Company common stock held in the Plans proportionately in accordance with the timely voting instructions it receives from participants. The Company has retained Computershare as its agent to receive the Plan Vote Authorization Forms completed by participants in the Plans and to tabulate the results. The Trustees are forwarding the Confidential Plan Voting Instructions and Plan Vote Authorization Forms so that you may convey your individual voting instructions to the Trustees on the matters to be considered at the Special Meeting and on such other business as may properly come before the Special Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Special Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of your proportionate share of the Company common stock held in the Plan, you must complete, sign and date the Plan Vote Authorization Form and return it in the accompanying postage-paid envelope to Computershare, the voting tabulator, at the following address: Computershare, P.O. Box 30170, College Station, Texas 77842-3170. Your vote and the votes of other participants will be tallied by Computershare and the results provided to the Trustees who will: 1. vote the shares held in the Plans on the proposals specified on the Plan Vote Authorization Forms, based on the timely voting instructions it has received from participants; and 2. vote the shares as to which participants have not given timely instructions in the same proportion as the shares for which it has received timely voting instructions to vote so long as such vote is solely in the interests of the participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company common stock held in the Plans will be voted on the proposals specified on the Plan Vote Authorization Form in the same proportion as the votes timely received from participants. {W0031513.1} 0207WB 001CSN1B0F